Muncy Columbia Financial Corporation 10-Q

Exhibit 4.1

Muncy columbia financial corporation Incorporated under the laws of the Commonwealth of Pennsylvania This Certifies that CUSIP # 124880105 NUMBER SHARES is the registered holder of Shares COMMON STOCK - Par Value $1.25 Per Share transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. Witness the facsimile seal of the Corporation and signatures of its duly authorized officers. Dated: COUNTER SIGNED AND REGISTERED AMERICAN STOCK TRANSFER & TRUST COMPANY TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE Chairman, President and Chief Executive Officer Senior Executive Vice President and Chief Operating Officer

The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM-as tenants in common UNIF GIFT MIN ACT- Custodian. (Cust) (Minor) TEN ENT-as tenants by the entireties under Uniform Gifts to Minors Act (State) JT TEN -as joint tenants with right of survivorship and not as tenants in common Additional abbreviations may also be used though not in the above list. For value received hereby sell assign and hansferunto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Altorney 10 transfer the said shares on the books of the within named Corporation with full power of substitution in the premises. Dated NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER